UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

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                         Competitive Technologies, Inc.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                         COMPETITIVE TECHNOLOGIES, INC.
                          777 Commerce Drive, Suite 100
                          Fairfield, Connecticut 06825
                          ----------------------------


On January 17, 2007, IVS Associates, Inc., an independent professional services organization specializing in tabulation and certification of voting results for corporations, released their revised preliminary report of the tabulation of the shares of stock outstanding and entitled to vote, and the motion to adjourn the 2007 Competitive Technologies, Inc. Annual Meeting of Stockholders until February 2, 2007.


                         Competitive Technologies, Inc.
                        Annual Meeting - January 16, 2007
       Revised Preliminary Report on Motion to Adjourn - January 17, 2007

                     Total Shares Entitled to Vote:    8,011,807


                                                     ----------------------------------
                                    Shares Present      Motion To Adjourn
---------------------------------------------------------------------------------------
Management                                               For       Against    Abstain
                                                     ----------------------------------
                     Bank/Broker           1,791,516   1,791,516           0         0
                                                     ----------------------------------
                     Registered               30,998      30,998           0         0
                     ==================================================================
                     Total                 1,822,514   1,822,514           0         0
                                                     ----------------------------------

---------------------------------------------------------------------------------------
Committee                                                For       Against    Abstain
                                                     ----------------------------------
                     Bank/Broker           1,188,760           0   1,188,760         0
                                                     ----------------------------------
                     Registered              188,428           0     188,428         0
                     ==================================================================
                     Total                 1,377,188           0   1,377,188         0
                                                     ----------------------------------

---------------------------------------------------------------------------------------
Grand Total                                              For       Against    Abstain
                                                     ----------------------------------
                                           3,199,702   1,822,514   1,377,188         0
---------------------------------------------------------------------------------------

Percentage of Shares
Present Entitled to Vote: 39.94%

Stand Offs:                  225
Set Asides:                  646
Unresolved Overvotes:          0